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                              PROSPECTUS SUPPLEMENT

                First Allmerica Financial Life Insurance Company
             Allmerica Financial Life Insurance and Annuity Company
                                 VEL ACCOUNT II

         Supplement Dated May 1, 2001 to Prospectuses Dated May 1, 2001

In July, 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against First Allmerica Financial Life Insurance Company ("First Allmerica") and Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") and certain of their affiliates alleging fraud, unfair or deceptive acts, breach of contract, misrepresentations, and related claims in the sale of life insurance policies. First Allmerica and Allmerica Financial deny all allegations of wrongdoing. In October, 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts; SEE BUSSIE, ET AL. VS ALLMERICA FINANCIAL CORPORATION, ET.AL., Civil Action No. 97-40204. In early November 1998, the parties entered into a settlement agreement ("Settlement"), for which the Court granted preliminary approval on December 4, 1998. A Fairness Hearing was held on March 19, 1999, and on May 19, 1999 the Court issued an order certifying members of the class ("Class Members") for settlement purposes and granting final approval of the Settlement.

Class Members under the litigation include certain persons and entities who at any time from January 1, 1978 up through and including May 31, 1998 (the "Class Period") have or had an ownership interest in certain whole life, universal life, or variable universal life insurance policies issued by First Allmerica, Allmerica Financial, or their affiliates. As used herein, "Policy" refers to a life insurance policy issued by First Allmerica, Allmerica Financial, or their affiliates and owned by a Class Member during the Class Period.

Under the Settlement, Class Members may choose between (1) General Policy Relief or (2) the Alternative Dispute Resolution ("ADR") Process, as described in the Notice sent to all Class Members by the Court beginning on July 31, 1999. General Policy Relief includes the opportunity for the Class Member or for certain affiliated persons ("Affinity Group") of the Class Member to purchase
(1) an annuity enhanced with contributions by First Allmerica or Allmerica Financial or (2) a new, discounted life insurance product, including the variable life insurance policy described in the attached prospectus.

If a variable life insurance policy described in the attached prospectus is issued in connection with General Policy Relief, the policy (the "Enhanced Policy") will be issued with a 70% discount ("Discount Enhancement") applied to the lesser of the first year premium you elect to pay or the target premium. The target premium is the measure used for determining first year commissions. The availability of the Discount Enhancement is subject to certain conditions, including the following:

- An insurable interest must exist between the Owner of the Enhanced Policy (the Class Member or a designated member of his or her Affinity Group) and the prospective Insured who must be under age 85 and provide satisfactory evidence of insurability.

- The Discount Enhancement is not available if the Enhanced Policy is purchased with money derived from any insurance or any product issued by First Allmerica, Allmerica Financial, or their affiliates, such as a withdrawal, surrender, or policy loan.

- The Discount Enhancement will not include any charges associated with any extra premiums required if an insured is in a substandard underwriting class; see CHARGES AND DEDUCTIONS.

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-    The Discount Enhancement only applies to the original Face Amount at the time the Enhanced Policy is issued and does not apply to any subsequent increase in Face Amount. The Face Amount of the Enhanced Policy will be subject to minimum size requirements as set forth in the prospectus, and may not exceed the larger of $100,000 or two times the Total Amount of the Policy that gave rise to membership in the Class.

- The Discount Enhancement only applies to the first premium for the Enhanced Policy; the Owner is responsible for paying the entire amount of all future premiums.

- The portion of the first premium to be paid by the Owner must be paid in full before coverage under the Enhanced Policy will become effective.

- If the Enhanced Policy is returned during the Free Look Period, the provisions described under "THE POLICY - Free Look Period" will apply only to the actual cash premium paid by the Owner. The Owner will not be entitled to receive any portion of the Discount Enhancement.

- The Other Insured Rider and Children's Insurance Rider, which are described in APPENDIX A - OPTIONAL BENEFITS, are not available on an Enhanced Policy.

- If the Owner (1) elects to withdraw policy value during the first two years through policy loans, withdrawals, or surrender, or (2) exchanges the Enhanced Policy for another insurance policy or annuity, then the Owner cannot retain the excess (if any) of the Discount Enhancement over the surrender charge. For more information about the Surrender Charge, see CHARGES AND DEDUCTIONS - Surrender Charge.


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                                                   Supplement dated May 1, 2001


VEL 93